EXHIBIT 32.2

FORM 10-QSB

Section 1350 Certification

Quarter ended June 30, 2006

I, Thomas E. Fox, President of Southwest Casino Corporation (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)                               The Quarterly Report on Form 10-QSB of the Company for the second quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15. U.S.C. 78m or 78o(d)); and

(2)                               The information in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 14, 2006

/s/ Thomas E. Fox
Thomas E. Fox, President
(principal financial and accounting officer)